                                 Exhibit 99.1



 Series 1997-2 Monthly Certificateholders' Statement for the month of January
                                     1998

                     Monthly Certificateholder's Statement
                      Proffitt's Credit Card Master Trust
                                 Series 1997-2

Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1997-2 Supplement, dated as of August 21, 1997 (the "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement"), each between Proffitt's Credit Corporation, as Transferor, Proffitt's, Inc., as Servicer, and Norwest Bank Minnesota, National Association, As Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with regard to the Series 1997-2 Certificates is set forth below.


     Date of the Certificate                           February 10, 1998
     Monthly Period ending:                            January 31, 1998
     Determination Date                                February 10, 1998
     Distribution Date                                 February 17, 1998

-----------------------------------------------------------------------------------------------------------------------------------
                                                            General
-----------------------------------------------------------------------------------------------------------------------------------
 201  Amortization Period                                                                          No           201
 202  Early Amortization Period                                                                    No           202
 203  Class A Investor Amount paid in full                                                         No           203
 204  Class B Investor Amount paid in full                                                         No           204
 205  Collateral Indebtedness Amount paid in full                                                  No           205
 206  Proffitt's Inc. is the Servicer                                                             Yes           206

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                                                       Investor Amount
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   as of the end of
                                                            as of the end of prior                   the relevant
                                                                Monthly Period                      Monthly Period
                                                           --------------------------            --------------------
 207 Series 1997-2 Investor Amount                          $             235,300,000   207(a)   $        235,300,000      207(b)
 208    Class A Investor Amount                             $             180,000,000   208(a)   $        180,000,000      208(b)
 209    Class B Investor Amount                             $              20,000,000   209(a)   $         20,000,000      209(b)
 210    Collateral Indebtedness Amount                      $              21,000,000   210(a)   $         21,000,000      210(b)
 211    Class D Investor Amount                             $              14,300,000   211(a)   $         14,300,000      211(b)

 212 Series 1997-2 Adjusted Investor Amount                 $             235,300,000   212(a)   $        235,300,000      212(b)
 213    Class A Adjusted Investor Amount                    $             180,000,000   213(a)   $        180,000,000      213(b)
 214       Principal Account Balance                        $                       -   214(a)   $                  -      214(b)
 215    Class B Adjusted Investor Amount                    $               20,000,00   215(a)   $          20,000,00      215(b)

 216    Class A Certificate Rate                                                                           6.50%           216
 217    Class B Certificate Rate                                                                           6.69%           217
 218    Collateral Indebtedness Interest                                                                 6.1938%           218
 219    Class D Certificate Rate                                                                         6.4688%           219
 220 Weighted average interest rate for Series 1997-2                                                      6.49%           220
                                                                                                  as of the end of
                                                            as of the end of prior                  the relevant
                                                                Monthly Period                     Monthly Period
                                                          --------------------------             --------------------
 221 Series 1997-2 Investor Percentage with respect
       to Finance Charge Receivables                                60.85%              221(a)            69.32%           221(b)
 222    Class A                                                     46.55%              222(a)            53.03%           222(b)
 223    Class B                                                      5.17%              223(a)             5.89%           223(b)
 224    Collateral Indebtedness Amount                               5.43%              224(a)             6.19%           224(b)
 225    Class D                                                      3.70%              225(a)             4.21%           225(b)

 226 Series 1997-2 Investor Percentage with respect
       to Principal Receivables                                     60.85%              226(a)            69.32%           226(b)
 227    Class A                                                     46.55%              227(a)            53.03%           227(b)
 228    Class B                                                      5.17%              228(a)             5.89%           228(b)
 229    Collateral Indebtedness Amount                               5.43%              229(a)             6.19%           229(b)
 230    Class D                                                      3.70%              230(a)             4.21%           230(b)

 231 Series 1997-2 Investor Percentage with respect
       to Allocable Amounts                                         60.85%              231(a)            69.32%           231(b)
 232    Class A                                                     46.55%              232(a)            53.03%           232(b)
 233    Class B                                                      5.17%              233(a)             5.89%           233(b)
 234    Collateral Indebtedness Amount                               5.43%              234(a)             6.19%           234(b)
 235    Class D                                                      3.70%              235(a)             4.21%           235(b)

---------------------------------------------------------------------------------------------------------------------------
                    Collections Allocated to Series 1997-2
---------------------------------------------------------------------------------------------------------------------------
 236  Series allocation of collections of Principal Receivables                                       $   50,186,454   236
 237     Class A                                                                                      $   38,391,678   237
 238     Class B                                                                                      $    4,265,742   238
 239     Collateral Indebtedness Amount                                                               $    4,479,029   239
 240     Class D                                                                                      $    3,050,005   240

 241  Series allocation of collections of Finance Charge Receivables                                  $    4,465,094   241
 242     Class A                                                                                      $    3,415,712   242
 243     Class B                                                                                      $      379,524   243
 244     Collateral Indebtedness Amount                                                               $      398,500   244
 245     Class D                                                                                      $      271,359   245

      Available Funds
      ---------------
 246     Class A Available Funds                                                                      $    3,415,712   246
 247     The amount to be withdrawn from the Reserve Account to be included in
      Class A available funds                                                                         $            -   247

 248     Principal Investment Proceeds to be included in Class A Available Funds                      $            -   248
 249     The amount of investment earnings on amounts held in the Reserve
      Account to be included in Class A available funds                                               $            -   249

 250     Class B Available Funds                                                                      $      379,524   250
 251     The amount to be withdrawn from the Reserve Account to be included in
      Class B available funds                                                                         $            -   251

 252     Principal Investment Proceeds to be included in Class B Available Funds                      $            -   252

 253     The amount of investment earnings on amounts held in the Reserve                             $            -   253
      Account to be included in Class B available funds

 254  Collateral Available Funds                                                                      $      398,500   254

 255  Class D Available Funds                                                                         $      271,359   255

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                          Application of Collections
---------------------------------------------------------------------------------------------------------------------------

      Class A
      -------
 256  Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior
      Distribution date                                                                               $      975,000   256
 257  If Proffitt's Inc. is no longer the Servicer, an amount equal to Class A Servicing
      fee for the related Distribution Date                                                           $            -   257
 258  Class A Allocable Amount                                                                        $      571,942   258
 259  An amount to be included in the Excess Spread                                                   $    1,868,770   259

      Class B
      -------
 260  Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior
      Distribution date                                                                               $      111,500   260
 261  If Proffitt's Inc. is no longer the Servicer, an amount equal to Class B Servicing
      fee for the related Distribution Date                                                           $            -   261
 262  An amount to be included in the Excess Spread                                                   $      268,024   262

      Collateral
      ----------
 263  If Proffitt's Inc. is no longer the Servicer, an amount equal to Collateral
      Servicing fee for the related Distribution Date                                                 $            -   263
 264  An amount to be included in the Excess Spread                                                   $      398,500   264

      Class D
      -------
 265  If Proffitt's Inc. is no longer the Servicer, an amount equal to Class D Servicing
      fee for the related Distribution Date                                                           $            -   265
 266  An amount to be included in the Excess Spread                                                   $      271,359   266

 267  Available Excess Spread                                                                         $    2,806,652   267

 268 Available Shared Excess Finance Charge Collections                                               $             -     268
 269 Class A Required Amount is to be used to fund any deficiency in line 256,                        $             -     269
     line 257 and line 258
 270 The aggregate amount of Class A Investor Charge Offs which have not been                         $             -     270
     previously reimbursed
 271 Class B Required Amount to the extent attributable to line 260, and line                         $             -     271
     261
 272 Class B Allocable Amount                                                                         $        63,549     272
 273 Any remaining portion of the Class B Required Amount                                             $             -     273
 274 An amount equal to any unreimbursed reductions of the Class B Investor                           $             -     274
     Amount, if any, due to: (i) Class B Investor Charge Offs; (ii) Reallocated
     Principal Collections; (iii) reallocations of the Class B Investor Amount to the Class A Investor Amount
 275 Collateral Monthly Interest for the related Distribution Date plus                               $       119,230     275
     Collateral Monthly Interest previously due but not paid to the Collateral
     Indebtedness Holder plus Collateral Indebtedness Interest
 276 Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing                       $       368,333     276
     Fee due for the relevant Monthly Period and not paid above
 277 Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing                       $             -     277
     Fee due but not distributed to the Servicer for the prior Monthly Periods
 278 Collateral Allocable Amount                                                                      $        66,727     278
 279 Any unreimbursed reductions of the Collateral Indebtedness Amount (CIA), if                      $             -     279
     any, due to: (i) CIA Charge Offs; (ii) Reallocated Principal Collections;
     (iii) reallocations of the CIA to the Class A or Class B Investor Amount
 280 The excess, if any, of the Required Cash Collateral Amount over the                              $             -     280
     Available Collateral Amount
 281 An amount equal to Class D Monthly Interest due but not paid to the Class D                      $        77,086     281
     Certificateholders plus Class D Additional interest
 282 Class D Servicing Fee due for the relevant Monthly Period and not paid                           $        23,833     282
     above
 283 Class D Servicing Fee due but not distributed to the Servicer for prior                          $             -     283
     Monthly Periods
 284 Class D Allocable Amount                                                                         $        45,438     284
 285 Any unreimbursed reductions of the Class D Investor Amount, if any, due to:                      $             -     285
     (i) Class D Investor Charge Offs; (ii) Reallocated Principal Collections;
     (iii) reallocations of the Class D investor Amount to the Class A or Class
     B investor Amount or CIA
 286 Aggregate amount of any other amounts due to the Collateral Indebtedness                         $             -     286
     Holder pursuant to the Loan Agreement
 287 Excess, if any, of the Required Reserve Account Amount over the amount on                        $             -     287
     deposit in the Reserve Account
 288 Shared Excess Finance Charge Collections                                                         $     2,042,457     288

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                                          Determination of Monthly Principal
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 289 Class A Monthly Principal (the least of line #290, line #291 and line #208)                      $             -     289
 290 Available Principal Collections held in the Collection Account                                   $    50,186,454     290
 291 Class A Accumulation Amount                                                                      $             -     291
 292 Class B Monthly Principal (the least of line #293, line #294 and line #209)                      $             -     292
     (distributable only after payout of Class A)
 293 Available Principal Collections held in the Collection Account less                              $    50,186,454     293
     portion of such Collections applied to  Class A Monthly Principal
 294 Class B Accumulation Amount                                                                      $             -     294
 295 Collateral Monthly Principal (prior to payout of Class B) (the least of                          $             -     295
     line #296 and line #297)
 296 Available Principal Collections held in the Collection Account less                              $    50,186,454     296
     portion of such Collections applied to Class A and Class B Monthly
     Principal
 297 Enhancement Surplus                                                                              $             -     297
 298 Class D Monthly Principal                                                                        $             -     298

299    Available Principal Collections held in the Collection Account less portion of                   $ 50,186,454       299
          such Collections applied to Class A, Class B or collateral Monthly Principal

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                                                   Available Enhancement Amount
-----------------------------------------------------------------------------------------------------------------------------------

300    Available Enhancement Amount                                                                     $ 35,300,000       300
301    Amount on Deposit in the Cash Collateral Account                                                 $          -       301

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                                                 Reallocated Principal Collections
-----------------------------------------------------------------------------------------------------------------------------------

302    Reallocated Principal Collections                                                                $          -       302
303    Class D Principal Collections (to the extent needed to fund Required                             $          -       303
          Amounts)
304    Collateral Principal Collections (to the extent needed to fund Required Amounts)                 $          -       304
          Amounts)
305    Class B Principal Collections (to the extent needed to fund Required Amounts)                    $          -       305
          Amounts)
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                                Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
-----------------------------------------------------------------------------------------------------------------------------------
                                                                               %                             Amount
                                                                     -----------------------           -------------------
 306   Series 1997-2 Default Amount                                          60.85%           306(a)    $     747,655      306(b)
 307   Class A Investor Default Amount                                       46.55%           307(a)    $     571,942      307(b)
 308   Class B Investor Default Amount                                        5.17%           308(a)    $      63,549      308(b)
 309   Collateral Default Amount                                              5.43%           309(a)    $      66,727      309(b)
 310   Class D Investor Default Amount                                        3.70%           310(a)    $      45,438      310(b)

 311   Series 1997-2 Adjustment Amount                                                                  $          -       311
 312   Class A Adjustment Amount                                                                        $          -       312
 313   Class B Adjustment Amount                                                                        $          -       313
 314   Collateral Adjustment Amount                                                                     $          -       314
 315   Class D Adjustment Amount                                                                        $          -       315

 316   Series 1997-2 Allocable Amount                                                                   $     747,655      316
 317   Class A Allocable Amount                                                                         $     571,942      317
 318   Class B Allocable Amount                                                                         $      63,549      318
 319   Collateral Allocable Amount                                                                      $      66,727      319
 320   Class D Allocable Amount                                                                         $      45,438      320

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                                                         Required Amounts
-----------------------------------------------------------------------------------------------------------------------------------

 321   Class A Required Amount                                                                          $           -      321
 322   Class A Monthly Interest for current Distribution Date                                           $     975,000      322
 323   Class A Monthly Interest previously due but not paid                                             $           -      323
 324   Class A Additional Interest for prior Monthly Period or previously due but not paid              $           -      324
 325   Class A Servicing Fee (if Proffitt's is no longer the Servicer)                                  $           -      325

 326   Class B Required Amount                                                                          $           -      326
 327   Class B Monthly Interest for current Distribution Date                                           $     111,500      327
 328   Class B Monthly Interest previously due but not paid                                             $           -      328
 329   Class B Additional Interest for prior Monthly Period or previously due but not paid              $           -      329
 330   Class B Servicing Fee (if Proffitt's is no longer the Servicer)                                  $           -      330
 331   Excess of Class B Allocable Amount over funds available to make payments                         $           -      331

 332   Collateral Required Amount                                                                       $           -      332
 333   Collateral Monthly Interest for current Distribution Date                                        $     119,230      333
 334   Collateral Monthly Interest previously due but not paid                                          $           -      334
 335   Collateral Additional Interest for prior Monthly Period or previously due but not paid           $           -      335
 336   Collateral Servicing Fee (if Proffitt's is no longer the Servicer)                               $           -      336
 337   Excess of Collateral Allocable Amount over funds available to make payments                      $           -      337

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                                                   REDUCTION OF INVESTOR AMOUNTS
-----------------------------------------------------------------------------------------------------------------------------------
     Class A
     -------
338  Class A Investor Amount reduction                                                              $         -    338
339  Class A Investor Charge Off                                                                    $         -    339
340  Reductions of the Class A Investor Amount                                                      $         -    340

     Class B
     -------
341  Class B Investor Amount reduction                                                              $         -    341
342  Class B Investor Charge Off                                                                    $         -    342
343  Reductions of the Class B Investor Amount                                                      $         -    343
344  Reallocated Principal Collections applied to Class A                                           $         -    344

     Collateral
     ----------
345  Collateral Indebtedness Amount reduction                                                       $         -    345
346  Collateral Indebtedness Amount Charge Off                                                      $         -    346
347  Reduction of the Collateral Indebtedness Amount                                                $         -    347
348  Reallocated Principal Collections applied to Class B                                           $         -    348

     Class D
     -------
349  Class D Investor Amount reduction                                                              $         -    349
350  Class D Investor Charge Off                                                                    $         -    350
351  Reduction of the Class D Investor Amount                                                       $         -    351
352  Reallocated Principal Collection applied to Collateral Indebtedness Amount                     $         -    352

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                                                           SERVICING FEE
------------------------------------------------------------------------------------------------------------------------------------

353  Series 1997-2 Servicing Fee                                                                    $   392,167    353
354  Class A Servicing Fee                                                                          $   300,000    354
355  Class B Servicing Fee                                                                          $    33,333    355
356  Collateral Servicing Fee                                                                       $    35,000    356
357  Class D Servicing Fee                                                                          $    23,833    357

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of February, 1998

     Profitt's Inc.
     as Servicer

     By /s/ James S. Scully
       --------------------------------------

     Name: James S. Scully
     Title: Vice President and Treasurer